UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2014

SCIO DIAMOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-166786	45-3849662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 University Ridge Suite D Greenville, SC	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 751-4880

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 10, 2014 Scio Diamond Technology Corporation (the “Company”) issued a press release announcing an investor call for Thursday, July 17, 2014 at 2:00 p.m., Eastern Time to discuss recent developments at the Company. The dial-in number and participant code for the call can be obtained by emailing Amy Nicholls at anicholls@sciodiamond.com or calling the Company at 864-751-4881.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued July 10, 2014, announcing investor call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION (Registrant)

Date: July 10, 2014	By:	/s/ Bernard M. McPheely
Bernard M. McPheely
Director
(On behalf of the Registrant and as its principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued July 10, 2014, announcing investor call.